Exhibit 10.7

THE 2TOR, INC.

FOURTH AMENDED AND RESTATED

2008 STOCK INCENTIVE PLAN

Section 1. Purpose of the Plan

The purpose of the Plan is to enable the Company and any Related Company to attract and retain employees, officers, directors, and consultants who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them an equity interest in the Company.

Section 2. Definitions

Most definitions used in this document may be found in 2tor Glossary, attached. In addition, though, we will use the following terms:

2.1.  “Plan” shall mean The 2tor, Inc. 2008 Stock Incentive Plan.

2.2  “10% Shareholder” shall mean an employee who owns Stock possessing more than 10% of the total voting power of all classes of Stock of the Company (or its parent or subsidiary corporation).

2.3   “Executive Officer” shall mean an employee who is covered under the Executive Compensation Policy of the Company.

Section 3. Types of Awards

Awards under the Plan may be in the form of (a) Non-Qualified Stock Options, (b) Incentive Stock Options, (c) Restricted Stock, and (d) Deferred Stock.

Section 4. Administration

4.1  Composition of Committee. The Plan shall be administered by the Committee; provided, however, that to the extent determined necessary to satisfy the requirements for exemption from Section 16(b) of the Exchange Act, with respect to the acquisition or disposition of securities hereunder, action by the Committee may be by a committee composed solely of two or more “non-employee directors,” within the meaning of Rule 16b-3 as promulgated under Section 16(b) of the Exchange Act, appointed by the Board or by the Compensation Committee of the Board, and provided further, that to the extent determined necessary to satisfy the requirements for the exception for “qualified performance- based compensation” under Section 162(m) of the Code, with respect to awards hereunder, action by the Committee may be by a committee comprised solely of two or more “outside directors,” within the meaning of Code

Section 162(m), appointed by the Board or by the Compensation Committee of the Board. Members of the Committee shall serve at the pleasure of the Board.

4.2.  Power and Authority of Committee. The Committee shall have the authority to grant awards to eligible employees, directors, and consultants under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, subject to the terms of the Plan, the Committee shall have the authority

4.2.1.  to determine whether and to what extent any award or combination of awards will be granted hereunder;

4.2.2.  to select the employees, directors, and/or consultants to whom awards will be granted;

4.2.3.  to determine the number of shares of Stock to be covered by each award granted hereunder

4.2.4.  to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

4.2.5.  to determine the treatment of awards upon an employee’s retirement, disability, death, termination for cause or other termination of employment;

4.2.6.  to determin e that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (including Stock Options) (i) will be paid to the holder of the award currently, (ii) will be deferred and deemed to be reinvested, (iii) will otherwise be credited to the holder of the award, or (iv) that the holder of the award has no rights with respect to such dividends;

4.2.7.  to amend the terms of any award, prospectively or retroactively; and

4.2.8  to substitute new Stock Options for previously granted Stock Options, or for options or other awards granted under other plans.

The Committee may not impair the rights of the award holder without his or her consent.

4.3.  Determinations of Committee Final and Binding. All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

4.4.  Delegation of Authority. The Committee may from time to time delegate to one or more officers of the Company or any Related Company any or all of the authorities to it granted hereunder except with respect to awards granted to persons subject to Section 16 of the Exchange Act. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may issue pursuant to awards made hereunder.

4.5.  Board Approval. Notwithstanding anything in the Plan to the contrary, the terms of the grant of awards (and, as applicable, any related disposition to the Company) under the Plan shall be subject to the prior approval of the Board (a) to the extent determined to be necessary to satisfy an exemption under Rule 16b-3 with respect to the grant of an award hereunder (and, as applicable, with respect to the disposition to the Company of Stock hereunder), or (b) as otherwise determined advisable by the Committee. Any prior approval of the Board, as provided in the preceding sentence, shall not otherwise limit or restrict the authority of the Committee to grant awards under the Plan, including, but not limited to, the authority of the Committee to grant awards qualifying for the exception for qualified performance-based compensation under Section 162(m) of the Code and the treasury regulations thereunder.

Section 5. Stock Subject to Plan; Individual Limit

5.1.  Eligibility. Employees, officers, and directors of the Company and Related Companies, and non-employee consultants to the Company and Related Companies, are eligible to be granted awards under the Plan, except that only employees of the Company and Related Companies are eligible to be granted Incentive Stock Options under the Plan. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

5.2.  Shares of Stock Subject to Plan. The total number of shares of Stock reserved and available for distribution under the Plan shall be 5,830,000. The shares of Stock hereunder may consist of authorized but unissued shares or treasury shares. Shares of Stock reserved and available for distribution under the Plan shall be subject to further adjustment as provided below.

5.3.  Cancellation, Surrender or Termination of Awards. To the extent a Stock Option is surrendered, canceled or terminated without having been exercised, or an award is surrendered, canceled or terminated without the award holder having received payment of the award, or shares awarded are surrendered, canceled, repurchased at less than Fair Market Value or forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan. Notwithstanding the foregoing, surrender, cancellation, termination or forfeiture of a Stock Option, to the extent provided under Code Section 162(m) and the treasury regulations thereunder, shall not be disregarded for purposes of applying the individual limit on available shares described in Section 5.4. At no time will the overall number of shares issued under the Plan plus the number of shares covered by outstanding awards under the Plan exceed the aggregate number of shares authorized under the Plan.

5.4.  Individual Limit. Notwithstanding anything to the contrary above, the maximum number of shares of Stock that may be subject to Stock Options granted to any one employee under the Plan shall not exceed 1,000,000.

5.5.  Capital and Corporate Changes. Subject to the provisions of Section 11.1, in the event of any merger, reorganization, consolidation, sale of all or substantially all of the Company’s assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets (including cash) or other change in corporate structure affecting the Stock, an equitable substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made to prevent dilution or enlargement of the rights of participants under the Plan with respect to the aggregate number of shares reserved for issuance under the Plan, the maximum number of shares of Stock available under the individual limit described in Section 5.4, the identity of the stock or other securities to be issued under the Plan, the number of shares subject to outstanding awards and the amounts to be paid by award holders, the Company or any Related Company, as the case may be, with respect to outstanding awards. Notwithstanding the foregoing, none of the changes in corporate structure affecting the Stock described above shall impair the rights of a then-existing award holder without his or her consent.

Section 6. Stock Options

6.1.  Types of Stock Options. The Stock Options awarded under the Plan may be of two types: (a) Non-Qualified Stock Options and (b) Incentive Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

6.2.  Terms of Stock Options Generally. Subject to the following provisions, Stock Options awarded under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

6.2.1.  Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee.

6.2.2.  Option Term. The term of each Stock Option shall be determined by the Committee, but in no case shall the term of a Stock Option exceed ten years and a day.

6.2.3.  Exercisability: Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part.

6.2.4.  Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the corporate secretary of the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of unrestricted shares of Stock which have been owned by the optionee for at least six months or which are the subject to awards hereunder, any other manner permitted by law as determined by the Committee, or any combination of the foregoing. The Committee may provide that all or part of the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock or Deferred Stock shall be restricted or deferred in accordance with the original terms of the Restricted Stock or Deferred Stock so used.

6.2.5.  No Stockholder Rights. An optionee shall have neither rights to dividends (other than amounts credited in accordance with Section 4.2.6) nor other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

6.2.6.  Surrender Rights. The Committee may provide that options may be surrendered for cash upon any terms and conditions set by the Committee.

6.2.7.  Non-Transferability. No Stock Option shall be transferable other than by will or by the laws of descent and distribution. During the optionee’s lifetime, all Stock Options shall be exercisable only by the optionee. Notwithstanding the above, the Committee may, in its discretion and subject to such limitations and conditions as the Committee deems appropriate, grant Non-Qualified Stock options on terms that permit the optionee to transfer the option to the optionee’s spouse, children, siblings, parents, or a trust in which these persons have more than fifty percent of the beneficial interest. In addition, Non-Qualified Stock Options shall be transferable pursuant to a qualified domestic relations order as defined by the Code or the Employee Retirement Income Security Act.

6.2.8.  Termination of Employment. If an optionee’s employment with the Company or a Related Company terminates by reason of death, disability, retirement, voluntary or involuntary termination or otherwise, the Stock Option shall be exercisable to the extent determined by the Committee in connection with the grant of the Stock Option. The Committee may provide that, notwithstanding the option term determined pursuant to Section 6.2.2, a Stock Option which is outstanding on the date of an optionee’s death shall remain outstanding for an additional period after the date of such death.

6.3.  Special Terms for Incentive Stock Options. Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall:

(a) have an option price which is less than 100% of the Fair Market Value of the Stock on the date of the award of the Incentive Stock Option, in the case of a 10% Shareholder, have an option price which is less than 110% of the Fair Market Value of the Stock on the date of grant);

(b) be exercisable more than ten years (or, in the case of a 10% Shareholder, five years) after the date such Incentive Stock Option is awarded; or

(c) be awarded more than ten years after the date of the adoption of the Plan.

Notwithstanding anything to the contrary in this Plan, only employees of the Company or a parent or subsidiary of the Company (as defined in Code Sections 424(e) and 424(f)) shall be eligible to receive awards of Incentive Stock Options. By accepting an Incentive Stock Option granted under the Plan, each such optionee agrees that he or she will notify the Company in writing immediately after such optionee makes a disqualifying disposition (as provided in Sections 421, 422 and 424 of the Code and the treasury regulations thereunder) of any Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan.

Section 7. Restricted Stock Awards

7.1  In General. Subject to the following provisions, all awards of Restricted Stock shall be in such form and shall have such terms and conditions as the Committee may determine:

7.2.  Award Provisions. The Restricted Stock award shall specify the number of rights to purchase and number of shares of Restricted Stock that may be purchased, the price, if any, to be paid by the recipient of the rights to purchase Restricted Stock (which shall in no event be less than par value), and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock maybe conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified performance goals, or upon such other criteria as the Committee may determine. These provisions shall be set forth in a Restricted Stock Award agreement between the Company and the grantee.

7.3.  Stock Certificates. Stock certificates representing the Restricted Stock awarded to an employee shall be registered in the employee’s name, but the Committee may direct that such certificates be held by the Company on behalf of the employee. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the employee until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the employee (or his or her designated beneficiary in the event of death) free of all restrictions.

7.4.  Shareholder Rights. The Committee may provide that the employee shall have the right to vote or receive dividends on Restricted Stock. The Committee may provide that Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock

7.5.  Forfeiture of Unvested Shares. Except as may otherwise be provided by the Committee, in the event of an employee’s termination of employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee shall provide that (i) the purchase price paid by the employee with respect to such shares shall be returned to the employee or (ii) a cash payment equal to such Restricted Stock’s Fair Market Value on the date of forfeiture, if lower, shall be paid to the employee.

7.6.  Waivers. The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the employee’s Restricted Stock.

Section 8. Deferred Stock Awards

8.1  In General. Subject to the following provisions, all awards of Deferred Stock shall be in such form and shall have such terms and conditions as the Committee may determine:

8.2.  Award Provisions. The Deferred Stock award shall specify the number of shares of Deferred Stock to be awarded to any employee and the Deferral Period during which, and the conditions under which, receipt of the Stock will be deferred. The Committee may condition the award of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified performance goals or such other criteria as the Committee may determine. These provisions shall be set forth in a Deferred Stock Award agreement between the Company and the grantee.

8.3.  No Transfers During Deferral Period. Except as may be permitted by the Committee, Deferred Stock awards may not be sold, assigned, transferred, pledged, or otherwise encumbered during the Deferral Period.

8.4.  Transfers at Expiration of Deferral Period. At the expiration of the Deferral Period, the employee (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock award, (ii) cash equal to the Fair Market Value of such Stock, or (iii) a combination of shares and cash, as the Committee may determine.

8.5.  Forfeitures. Except as may be provided by the Committee, in the event of an employee’s termination of employment before the end of the Deferral Period, his or her Deferred Stock award shall be forfeited.

8.6.  Waivers. The Committee may waive, in whole or in part, any or all of the conditions to receipt of or restrictions with respect to, Stock or cash under a Deferred Stock award.

Section 9. Tax Withholding

9.1.  Tax Withholding. Each employee shall, no later than the date as of which the value of an award (or portion thereof) first becomes includible in the employee’s income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award (or portion thereof). The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent required by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee including, but not limited to, the right to withhold shares of stock otherwise deliverable to the employee with respect to any awards hereunder.

9.2.  Use of Stock to Satisfy Withholding Obligations. To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may irrevocably elect to have the withholding tax obligation or any additional tax obligation with respect to any awards hereunder satisfied by (a) having the Company withhold shares of Stock otherwise deliverable to the employee with respect to the award, (b) delivering to the Company shares of unrestricted Stock, or (c) through any combination of withheld and delivered shares of Stock, as described in (a) and (b).

Section 10. Amendments and Termination

10.1  In General. The Board or the Committee may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder’s written consent.

10.2  Shareholder Approval. No discontinuation or amendment of the Plan by the Board or the Committee shall require the approval of the stockholders of the Company, unless such stockholder approval is (a) required by applicable law or by the rules or regulations of any securities exchange or regulatory agency, or (b) otherwise determined necessary or desirable, in the sole discretion of the Committee, to enable transactions associated with grants of Stock Options, Restricted Stock and Deferred Stock and purchases of Restricted Stock to qualify for an exemption from Section 16(b) of the Exchange Act or to qualify for the exception for qualified performance-based compensation under Section 162(m) of the Code. Stockholder approval shall be required for any amendment of the Plan as it relates to Incentive Options if and to the extent that such stockholder approval is required under the Code and application treasury regulations in order for options granted under the Plan after such amendment to qualify as Incentive Stock Options.

Section 11. Change in Control

11.1.  Vesting or Assumption of Obligations. Unless otherwise determined by the Committee at the time of grant or by amendment (with the holder’s consent) of such grant, in the event of a Change in Control all outstanding Stock Option awards under the Plan shall become fully vested and exercisable, and the restrictions and deferral limitations applicable to all outstanding Restricted Stock and Deferred Stock Awards under the Plan shall lapse and such awards shall be deemed fully vested immediately prior to the effective date of the Change in Control, unless the surviving, continuing, or purchasing corporation, or a parent or subsidiary thereof, as the case may be (the “Surviving Corporation”), assumes such awards or substitutes equivalent awards therefor. Notwithstanding the preceding sentence, any award granted after June 19, 2009 shall limit the extent of the acceleration of vesting upon a Change in Control such that the rights vesting thereon will be no greater than the rights that would have vested as of the date one year after the date of such Change in Control. Any Stock Options which are neither assumed or substituted for by the Surviving Corporation in connection with the Change in Control nor exercised as of the effective date of the Change in Control shall terminate and cease to be outstanding as of the effective date of the Change in Control.

11.2.  Termination of Employment. If, in connection with or within one year following a Change in Control, either (a) an employee’s employment is terminated by the successor corporation without Cause or (b) the employee terminates employment after being Reassigned, all awards then held by the employee under the Plan shall become fully vested and exercisable, and the restrictions and deferral limitations applicable to any such awards shall lapse and such awards shall be deemed fully vested. Notwithstanding the preceding sentence, any award granted after June 19, 2009 shall limit the extent of the acceleration of vesting upon any such termination such that the rights vesting thereon will be no greater than the rights that would have vested as of the date one year after the date of such termination.

Section 12. General Provisions

12.1.  Additional Requirements. Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body or (c) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

12.2.  Plan Not a Contract of Employment. The Plan is not an employment contract and neither the Plan nor any action taken hereunder shall be construed as giving to an optionee, grantee, or other participant in the Plan the right to be retained in the employ of the Company or a Related Company. The Company or, as applicable, the Related Company may terminate the Participant’s employment as freely and with the same effect as if the Plan were not in existence. Nothing set forth in the Plan shall prevent the Company or a Related Company from adopting other or additional compensation arrangements.

12.3.  Determinations Not Uniform. Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

12.4.  Indemnification. No member of the Board or the Committee, nor any officer or employee of the Company or a Related Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board and the Committee, and all officers or employees of the Company and Related Companies acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

12.5.  Awards not Includable for Benefit Purposes. Income recognized by an employee pursuant to the Plan shall not be taken into account in the determination of benefits under any other executive compensation or employee benefit or other compensatory plan of the Company or a Related Company, or any entity controlled by the Company or a Related Company, except as specifically provided in any such other plan or as otherwise provided by the Committee.

12.6.  Severability. If any provision of the Plan is held to be void, illegal, unenforceable or otherwise in conflict with the law governing the Plan, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law, and the other provisions of the Plan shall remain in full force and effect.

12.7.  Legal Interpretation/Governing Law. The text of the Plan shall control and the headings to the Sections are for reference purposes only and do not limit or extend the meaning of any of the Plan’s provisions. Except as to matters of federal law, the Plan and all rights thereunder shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to the principles of conflicts of law thereof.

12.8  Stockholders Agreement. Except as may otherwise be permitted by the Committee, each optionee, grantee, or other participant in the Plan shall be required to join in the Stockholders Agreement as a condition to receiving any Stock under the Plan.

12.9  Lock-Up Agreement. Each award granted after June 19, 2009 under the Plan shall require the optionee, grantee or other participant in the Plan to agree that in connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, such optionee, grantee or other participant will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days (or such other period, not to exceed 30 days after the expiration of the market stand-off time period, as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto)) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.

Section 13. Effective Date and Duration of the Plan

13.1  Effective Date. The Plan shall be effective on October 28, 2008 (which is the date on which the Plan was approved by the Board), subject, to the extent required by law, to approval by the Company’s stockholder(s).

13.2  Duration. No awards of Stock Options, Restricted Stock or Deferred Stock shall be made under the Plan more than ten years after the effective date of the Plan.

As Amended and Restated on March 27, 2012.

AMENDMENT TO

2TOR, INC. FOURTH AMENDED AND RESTATED

2008 STOCK INCENTIVE PLAN

A.            2TOR, INC.., a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s Fourth Amended and Restated 2008 Stock Incentive Plan (the “Plan”) by an original instrument adopted by the Company on October 28, 2008 and amended and restated in March 2012;

B.            The Plan currently provides for 6,330,000 shares of Common Stock to be reserved for issuance under the Plan;

C.            The Company now wishes to amend the Plan to increase by 650,000 the number of shares of Common Stock reserved for issuance under the Plan, to eliminate Section 5.4 of the Plan and to modify certain vesting provisions related to a Change of Control.

AMENDMENT

Effective immediately, the Plan is amended as follows:

1.     Section 5.2 of the Plan is hereby amended and restated to read in its entirety to provide as follows:

“5.2.       Shares of Stock Subject to Plan. The total number of shares of Stock reserved and available for distribution under the Plan shall be 6,980,000. The shares of Stock hereunder may consist of authorized but unissued shares or treasury shares. Shares of Stock reserved and available for distribution under the Plan shall be subject to further adjustment as provided below.”

2.     Section 5.4 is hereby stricken from the Plan.

3.     Section 11 of the Plan (entitled Change in Control) is amended and restated in its entirety to provide as follows:

“Section 11.  Change in Control

11.1.       Vesting or Assumption of Obligations. Unless otherwise determined by the Committee at the time of grant or by amendment (with the holder’s consent) of such grant, in the event of a Change in Control all outstanding Stock Option awards under the Plan shall become fully vested and exercisable, and the restrictions and deferral limitations applicable to all outstanding Restricted Stock and Deferred Stock awards under the Plan shall lapse and such awards shall be deemed fully vested immediately prior to the effective date of the Change in Control, unless the surviving, continuing, or purchasing corporation, or a parent or subsidiary thereof, as the case may be (the

“Surviving Corporation”), assumes or continues such awards or substitutes equivalent awards therefor. Any Stock Options which are neither assumed, continued or substituted for by the Surviving Corporation in connection with the Change in Control nor exercised as of the effective date of the Change in Control shall terminate and cease to be outstanding as of the effective date of the Change in Control.

11.2.  Termination of Employment. If, in connection with or within one year following a Change in Control, either (a) an employee’s employment is terminated by the Surviving Corporation without Cause, or (b) the employee terminates employment after being Reassigned, all awards then held by the employee under the Plan that have been assumed, continued or substituted for by the Surviving Corporation shall become fully vested and exercisable, and the restrictions and deferral limitations applicable to any such awards shall lapse and such awards shall be deemed fully vested.

For clarity, the provisions of this Section 11 that were in effect before this Amendment and which limited the extent of the acceleration of vesting to no more than the vesting that was otherwise regularly scheduled to occur within one year after the date of such Change in Control, or within one year after the termination of employment, as applicable, are superseded and are no longer effective (including with respect to already outstanding awards as of the date of this Amendment). In the event of any conflict or inconsistency between Section 11 and the provisions of any stock option agreement or other award agreement regarding accelerated vesting of the award upon a Change in Control, then the provisions of this Section 11 will control and be given effect.”

4.             Other than as set forth in this amendment, all other terms and conditions of the Plan will continue in full force and effect.

[SIGNATURE PAGE FOLLOWS]

2

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company as of May 8, 2013.

/s/ Cathy Graham
Cathy Graham
Secretary

*  *  *  *

I hereby certify that the foregoing amendment to the Plan was duly approved by the Stockholders of the Company as of May 8, 2013.

/s/ Cathy Graham
Cathy Graham
Secretary

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